Exhibit 99.1

Super League Gaming Announces Preliminary Third Quarter 2022 Financial Results

~ Preliminary Third Quarter Revenue Grows 25% Year-over-Year; Reiterates 2022 Revenue Outlook of a Minimum of $20 million ~

SANTA MONICA, Calif., Nov. 15, 2022 (GLOBE NEWSWIRE) - Super League Gaming (Nasdaq: SLGG), a global leader in metaverse gaming and the young gamer creator economy, has announced preliminary, unaudited third quarter 2022 financial results in the form of a shareholder letter. The preliminary third quarter results are highlighted by continued revenue growth in-line with the Company’s 2022 outlook, particularly in advertising and sponsorship revenue.

Please visit the Super League Gaming investor relations website at https://ir.superleague.com/ to view CEO Ann Hand’s quarterly letter to shareholders. For any questions regarding the Company’s quarterly financial results, please contact SLGG@mzgroup.us.

About Super League Gaming

Super League Gaming (Nasdaq: SLGG) is a leading publisher of games, monetization tools and content channels across metaverse gaming platforms that empower developers, energize players, and entertain fans. The company’s solutions provide incomparable access to an audience consisting of players in the largest global metaverse environments, fans of hundreds of thousands of gaming influencers, and viewers of gameplay content across major social media and digital video platforms. Fueled by proprietary and patented technology systems, the company’s platform includes access to vibrant in-game communities, a leading metaverse advertising platform, a network of highly viewed channels and original shows on Instagram, TikTok, Snap, YouTube, and Twitch, cloud-based livestream production tools, and an award-winning esports invitational tournament series. Super League’s properties deliver powerful opportunities for brands and advertisers to achieve impactful insights and marketing outcomes with gamers of all ages. For more, go to superleague.com.

Forward-Looking Statements

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release that are not strictly historical are “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this communication include, among other things, statements about our possible or assumed business strategies, potential growth opportunities, new products and potential market opportunities. Risks and uncertainties include, among other things, our ability to implement our plans, forecasts and other expectations with respect our business; our ability to realize the anticipated benefits of events that took place during and subsequent to the quarter ended December 31, 2021, including the possibility that the expected benefits, particularly from the 2021 Acquisitions, will not be realized or will not be realized within the expected time period; unknown liabilities that may or may not be within our control; attracting new customers and maintaining and expanding our existing customer base; our ability to scale and update our platform to respond to customers’ needs and rapid technological change; increased competition on our market and our ability to compete effectively; and expansion of our operations and increased adoption of our platform internationally. Additional risks and uncertainties that could affect our financial results will be included in the section titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2021 and other filings that we make from time to time with the Securities and Exchange Commission (the “SEC”) which, once filed, are available on the SEC’s website at www.sec.gov. In addition, any forward-looking statements contained in this communication are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Information About Non-GAAP Financial Measures

As used herein, “GAAP” refers to accounting principles generally accepted in the United States of America. To supplement our financial statements included in our annual and quarterly reports filed with the SEC, which financial statements are prepared and presented in accordance with GAAP, this earnings release includes pro forma net loss, a financial measure that is considered a non-GAAP financial measure as defined in Rule 101 of Regulation G promulgated by the Securities and Exchange Commission. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Investor Relations Contact:
Shannon Devine/ Mark Schwalenberg
MZ North America
Main: 203-741-8811
SLGG@mzgroup.us

Media Contact
Gillian Sheldon
gillian.sheldon@superleague.com